Preferred and Common Stock Warrants	12 Months Ended
Dec. 31, 2017
Warrants and Rights Note Disclosure [Abstract]
Preferred and Common Stock Warrants
Preferred and Common Stock Warrants
Redeemable Convertible Preferred Stock Warrants
The redeemable convertible preferred stock warrants outstanding prior to the IPO were as follows:

	Issuance Date	Exercisable Date	Expiration Date	Shares	Exercise Price Per Share
Series E-1 warrants	10/24/2012	10/24/2012	10/24/2019	292,862	$6.00

Concurrent with the closing of the IPO, all shares of outstanding convertible preferred stock warrants were either exercised or converted to common stock warrants. In connection with the conversion of the preferred stock warrants, the Company re-measured the preferred stock warrant liability as of the date of conversion and recorded an increase of $0.3 million to other income (expense), net. The Company also reclassified approximately $4.2 million from preferred stock warrant liability to additional paid-in capital for the estimated fair value of the warrant on the date of conversion. Additionally, the Company recorded $0.1 million to other income (expense), net upon the exercise of preferred stock warrants.
All of the above warrants were exercised as of December 31, 2017. In lieu of payment of the aggregate warrant price, the warrant holders elected a "cashless exercise", whereby a portion of the shares equal to the aggregate warrant price were withheld. The average fair market value at the time of exercise was $25.12, which resulted in 224,691 shares being issued by the Company.
Prior to the IPO, the fair values of Series E-1 redeemable convertible preferred stock warrants were estimated using an option pricing method (“OPM”). The OPM uses option theory to value the various classes of a company’s securities in light of their respective claims to the enterprise value. Total stockholders’ equity value is allocated to the various share classes based upon their respective claims on a series of call options with strike prices at various value levels depending upon the rights and preferences of each class. The Black-Scholes closed form option pricing model is employed in this analysis. The inputs to the model include the fair value of Series E-1 redeemable convertible preferred stock, the expected term that the warrants may be outstanding, expected price volatility, risk-free interest rate, and expected dividend yield. The expected term is an estimate of the time to a liquidity event. The expected volatility is based on the historical stock volatilities of the Company’s peer group for a period commensurate with the expected term of the warrant. The risk-free interest rate used is based on the yield available on U.S. Treasury zero-coupon issues with a maturity equivalent with that of the term of the warrants. Generally, increases (decreases) in the fair value of the underlying stock and estimated term would result in a directionally similar impact to the fair value measurement.
The following table summarizes the assumptions used to determine the fair value of the Company’s redeemable convertible preferred stock warrants as of December 31, 2016:

December 31, 2016
Fair value of Series E-1 redeemable convertible preferred stock	$20.46
Risk-free interest rate	0.7%
Expected term	0.8
Expected volatility	61%
Dividend yield	—%

Common Stock Warrants
In September 2014, in connection with the issuance of the Series F redeemable convertible preferred stock, the Company issued warrants to the Series F redeemable convertible preferred stockholders to purchase common stock that vest only in the event the Company completes an IPO below a stated per share threshold of $17.00. Based on the initial public offering price of $22.00 per share, the Common Stock Warrants terminated upon the closing of this offering
At December 31, 2016, common stock warrants to purchase 233,023 shares of our common stock at a weighted-average exercise price of $6.62 per share were outstanding. During the year ended December 31, 2017, 149,786 common stock warrants were exercised. In lieu of payment of the aggregate warrant price, the warrant holders elected a "cashless exercise", whereby a portion of the shares equal to the aggregate warrant price were withheld. The average fair market value at the time exercise was $25.28, which resulted in 111,147 shares being issued by the Company. As of December 31, 2017, 83,237 common stock warrants remained outstanding and exercisable.
Common Stock Reserved for Issuance
As of December 31, 2017, common stock reserved, on an as-if converted basis for issuance are as follows:

Shares
Reserved for future issuance under equity award plans	3,732,143
Common stock options outstanding	9,313,633
Restricted stock units outstanding	4,216,001
Common stock warrants outstanding	83,237
Total common stock reserved for issuance	17,345,014